UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2014, at the Annual Meeting of Shareholders (the “2014 Annual Meeting”) of Physicians Realty Trust (the “Company”), the Company’s shareholders approved an amendment to the Physicians Realty Trust 2013 Equity Incentive Plan (the “plan”) to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares. The Company’s compensation, nominating and governance committee previously approved the amendment to the plan on May 6, 2014, subject to shareholder approval.  The amendment to the plan became effective with such shareholder approval on August 7, 2014.

A description of the plan, as amended, is included as part of Proposal No. 3 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2014 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the plan, as amended, contained in the Proxy Statement is qualified in its entirety by the full text of the plan, as amended, a copy of which is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the 2014 Annual Meeting on August 7, 2014 in Milwaukee, Wisconsin. The shareholders considered and voted on three proposals submitted for shareholder vote, each of which are more fully described in the Proxy Statement. The following is a brief description of the matters voted on at the 2014 Annual Meeting and the final results of such voting.

Proposal No. 1.          Election of Trustees. The individuals listed below were elected to the Board of Trustees, each of whom will serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified:

	For	Withheld	Abstained	Broker Non-votes
John T. Thomas	21,979,166	2,433,832	—	7,556,913
Tommy G. Thompson	20,886,903	3,526,095	—	7,556,913
Stanton D. Anderson	24,172,223	240,775	—	7,556,913
Mark A. Baumgartner	21,984,457	2,428,541	—	7,556,913
Albert C. Black, Jr.	24,177,108	235,890	—	7,556,913
William A. Ebinger, M.D.	24,196,788	216,210	—	7,556,913
Richard A. Weiss	14,173,461	10,239,537	—	7,556,913

Proposal No. 2.          Ratification of Independent Registered Public Accounting Firm. A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014 was approved as follows:

For	Against	Abstained	Broker Non-votes
31,668,653	276,937	24,321	—

Proposal No. 3. Approval of an Amendment to the Physicians Realty Trust 2013 Equity Incentive Plan. A proposal to approve the amendment to the plan to increase the number of common shares authorized for issuance under the plan by 1,850,000 common shares was approved as follows:

For	Against	Abstained	Broker Non-votes
22,470,613	1,894,922	47,460	—

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits

10.1                        Physicians Realty Trust 2013 Equity Incentive Plan, as amended effective August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Physicians Realty Trust 2013 Equity Incentive Plan, as amended effective August 7, 2014